Table of Contents

USAA Family of Funds                                1
Message from the President                          2
Investment Review:
   New York Bond Fund                               4
   New York Money Market Fund                       9
Financial Information:
   Independent Auditors' Report                    12
   Statements of Assets and Liabilities            13
   Portfolios of Investments in Securities:
     New York Bond Fund                            15
     New York Money Market Fund                    17
   Notes to Portfolios of Investments              21
Statements of Operations                           22
Statements of Changes in Net Assets                23
Notes to Financial Statements                      24


                     Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of March 31, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
  Capital Appreciation
========================================================================================================
  Aggressive Growth                     10/19/81       -5.70        11.02          8.98           -
  Emerging Markets(1)                    11/7/94       12.86         -             -              8.14
  Gold(1)                                8/15/84      -24.30         6.19         -4.11           -
  Growth                                  4/5/71       10.96        14.37         10.98           -
  Growth & Income                         6/1/93       17.96         -             -             15.82
  International(1)                       7/11/88       15.64        14.34          -             10.77
  S&P 500 Index(4)                        5/1/96        -            -             -             19.78+
  World Growth(1)                        10/1/92       14.38         -             -             13.53

  Asset Allocation
==================
  Balanced Strategy(1)                    9/1/95       12.87         -             -             11.35
  Cornerstone Strategy(1)                8/15/84       13.36        13.32          8.63           -
  Growth and Tax Strategy(2)**           1/11/89        8.57        10.08          -              9.71
  Growth Strategy(1)                      9/1/95       11.02         -             -             16.09
  Income Strategy                         9/1/95        7.17         -             -              7.36

  Income-Taxable
================
  GNMA                                    2/1/91        5.59         6.94          -              7.35
  Income                                  3/4/74        4.53         7.49          8.79           -
  Income Stock                            5/4/87       14.01        13.16          -             12.49
  Short-Term Bond                         6/1/93        6.73         -             -              5.45

  Income - Tax Exempt
=====================
  Long-Term(2)**                         3/19/82        6.51         6.80          7.04           -
  Intermediate-Term(2)**                 3/19/82        5.80         6.82          6.92           -
  Short-Term(2)**                        3/19/82        4.70         4.85          5.38           -
  California Bond(2)**                    8/1/89        6.60         7.06          -              7.32
  Florida Tax-Free Income(2)**           10/1/93        6.51         -             -              3.45
  New York Bond(2)**                    10/15/90        5.89         6.60          -              8.03
  Texas Tax-Free Income(2)**              8/1/94        7.06         -             -              8.32
  Virginia Bond(2)a**                   10/15/90        5.82         7.01          -              7.80

  Money Market
==============
  Money Market(3)                         2/2/81        5.21         4.41          5.82           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.30         3.03          4.18           -
  Treasury Money Market Trust(3)          2/1/91        5.07         4.20          -              4.35
  California Money Market(2,3)**          8/1/89        3.23         2.93          -              3.62
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.20         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.16         2.80          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.22         -             -              3.30
  Virginia Money Market(2,3)**          10/15/90        3.14         2.85          -              3.19


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
2 Some income may be subject to state or local taxes or the federal alterna-tive minimum tax.
3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
4 S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Cumulative total return since inception, including account maintenance fee.



Message from the President

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the
 Board appears here]

At the most recent USAA Strategic Planning Conference, we spent much of our time discussing USAA's Mission and how to accomplish it in today's world. Our Mission has three main elements:

        +We want to facilitate the financial security of those whom we serve.

        +We seek to do this with highly competitive products and services.

        +In so doing, we want to be the provider of choice to the military community.

One evening I sat down and considered each of these separately. Perhaps the most interesting outcome was my thoughts on financial security. What does that mean to those who make up the USAA family?

I set down these  elements:

        +Housing  and caring for a family
        +Pursuing a rewarding career
        +Providing for children's educations
        +Providing proper medical care
        +Protecting the family against accidents and emergencies
        +Providing for a comfortable  retirement
        +Perhaps providing comfort to aging parents
        +Creating an estate plan that will serve well those who survive you +Enjoying life

The last point struck me especially.

Financial planning almost always focuses on the very serious reasons to save and invest. But there needs to be a balance in people's lives. Here I have learned a valuable lesson from my wife, Jutta. She has special china and silver. However, she has always said, "Nothing is stored away in cabinets. I use it as often as I can. These things are meant to be enjoyed."

This philosophy meshed very well with my ideas on saving. Here too I have urged balance. You must save for the future, but you must not strangle on that saving. You should use plans like 401(k)s and IRAs, but you should also set something aside for now. That means saving in accounts that are not tax-sheltered, and that means looking at vehicles like tax-exempt bond and money market funds. They can perform the job of controlling overall portfolio risk, just as they would in an IRA by combining equity and taxable bond funds. In this case, they are valuable tools in helping your after-tax return while you enjoy life, the most pleasant outcome of financial planning.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


                            USAA Funds Rated 5 Stars
                             on Overall Performance

Five-star ratings for overall risk-adjusted performance have been awarded by Morningstar for USAA Funds as of March 31, 1997.*

USAA Tax Exempt Intermediate-Term Fund & USAA Tax Exempt Short-Term Fund were rated 5 Stars overall among 1,751, 1,237, 601, and 267 municipal bond funds for the 1-,3-,5-, and 10-year periods, respectively.

USAA Growth & Income Fund was rated 5 Stars for the 3-year period and 4 Stars for the 1-year period among 1,919 and 3,048 domestic equity funds, respectively.

USAA International Fund was rated 5 Stars for the 5-year period and 4 Stars for the 1- and 3-year periods overall and among 219, 939, and 478 international equity funds, respectively.

*Morningstar proprietary ratings reflect historical risk-adjusted performance through March, 31 1997. The ratings are subject to change monthly. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


                            Investment Review

NEW YORK BOND FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade New York tax-exempt securities.

                                                3/31/96           3/31/97

  Net Assets................................ $54.0 MILLION     $58.0 MILLION
  Net Asset Value Per Share.................     $10.95           $10.94


Average Annual Total Returns As Of 3/31/97
  1 Year..................................................   5.89%
  5 Years.................................................   6.60%
  Since inception on October 15, 1990.....................   8.03%
  30-Day SEC Yield* on March 31, 1997.....................   5.42%

  *Calculated as prescribed by the Securities and Exchange Commission.


A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/15/90 to 3/31/97, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index               $16,524
USAA New York Bond Fund                         16,532
Lipper New York Municipal Debt funds Average    15,996

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is the average performance level of all New York Municipal Debt Funds, as
computed  by  Lipper  Analytical   Services,   an  independent organization
that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.

Total  return   equals  income  return  plus  share  price  change  and  assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                    Message From The Manager

[A PICTURE OF KENNETH E. WILLMANN, CFA IS HERE]

HOLIDAY HIGHS AND LOWS
It is well-known that people often experience emotional highs and lows on holidays. We are enthusiastic about the special day and all it brings, often remembering or reliving childhood excitement. Sometimes this reminiscing, coupled with changes brought on by the passage of time, leads to depression. The financial markets often mimic these mood swings. Optimistic periods lead to falling interest rates and rising prices - often called "bull markets." When optimism reigns, market participants look for excuses to bid up prices. Conversely, pessimistic periods are called "bear markets." When pessimism sets in, good news is ignored, and prices sag under the weight of emotional depression.

The financial markets experienced these emotional swings over the twelve-month period ended March 31, 1997. Follow me as I explain how the chart below illustrates how holidays marked the highs and lows.

Please note that the top line is the yield of the active 30-year U.S. Treasury Bond, or the "Long Bond" as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the bond Buyer 40-Bond Index (BB140), which is the industry standard for the yield of long-term, investment-grade municipal bonds.


A graph is located here which shows Municipal and U.S. Treasury Bond yields from 3/29/96 to 3/31/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value on 3/31/97 for the 30 year U.S. Treasury is 7.10% and the ending value for the Bond Buyer 40-Bond Index (BBI40) is 5.95%.

Note: Past performance is no guarantee of future results. The results of the comparison reflect current conditions as regards to tax laws, inflationary trends, and general corporate policies and practices. Investors are encouraged to closely monitor changes in any factor which may affect their investments.

Let's look at the Long Bond first. It started the period with a yield of 6.67% on March 29, 1996. It then rose to a high of 7.19% on July 5, 1996 - the day after Independence Day! This rise was caused by the fear that the economy would overheat, driving up inflation. Remember, when interest rates rise, prices of bonds fall. This is a pessimistic period, or bear market (though not very severe). As the summer progressed, it became clear that the economy was growing moderately, and inflation was not rising. In fact, it appeared to be falling! The combination of economic growth and falling inflation just about defines the best of all possible worlds for the securities markets. A bull market of optimism began, pushing interest rates down and bond prices up.
The Long Bond yield hit its low point at 6.35% on November 29, 1996 - the day after Thanksgiving! The Federal Reserve Board (the Fed), whose job is to fret about inflation and raise short-term interest rates when it fears inflation may rise, began making nervous noises. This sent a shiver through the financial markets, leading to pessimism about inflation and interest rates.
The Fed put an exclamation point on the fear by raising the Fed Funds target rate .25% to 5.50% on March 25, 1997. The yield on the Long Bond rose nearly to the high of Independence Day, ending the period at 7.10% on March
31, 1997.

The yield on the BB140 showed a similar pattern with the same holiday highs and lows. There is one major difference, though. The yield on the BB140 started and ended at almost the same level: 5.96% on March 29, 1996, and 5.95% on March 31, 1997. After the November election, market participants became more and more confident that major tax reform would not be undertaken any time soon. This allowed the yield difference between tax-exempt and taxable bonds to spread out and more fully reflect the average income tax rate.

NEW YORK BOND FUND
The Fund performed similarly to the BB140. After ending the previous fiscal year at 5.49% on March 31, 1996, the 30-day SEC Yield fell to 5.42% on March 31, 1997. This was accompanied, during the same period, by a tiny decline in the net asset value per share (NAV) from $10.95 to $10.94. While it is tempting to say the period was calm and not much happened, we know that there was much movement up and down. The Fund reached a low NAV of $10.67 on June 11, 1996, and a high of $11.20 on Februrary 19, 1997.

These dates differ from the holiday highs and lows mentioned above, and the performance was a bit different than the BB140 for two reasons. First, I manage the Fund to try to be better than the Index; I don't try to emulate it. Second, the Fund is restricted to owning bonds which generate income exempt from New York state and local income taxes. The Index does not suffer this constraint.

NEW YORK STATE
New York State gets a degree of economic strength from a substantial and diverse economic base. Although slower than the nation, economic growth has been visible in recent years. I anticipate that future growth will continue, but lag national performance. Wealth levels are notable as the State's per capita income is greater than the U.S. figure. Also, population totaling approximately 18.1 million ranks New York as the third most populous state.

Preliminary results indicate New York State's financial performance for the fiscal year ending March 31, 1997, was solid with a projected $1.3 billion general fund operating surplus. The State has benefited from increased tax revenues related to a generally improved economy and record Wall Street earnings. Nevertheless, they were unable to enact a timely budget for fiscal year beginning April 1, 1997. The State's commitment to bondholders remains evident. Legislation has been passed appropriating adequate funding for the payment of debt service during the fiscal year. Although the State debt burden is high compared to other states, its obligations are manageable.

We will continue monitoring the State's economy, budget impasse and other factors for potential impact on overall credit quality.

PHILOSOPHY
My investment philosophy for tax-exempt bonds is founded on the belief that, over time, the vast majority of the total return available from bonds comes in the form of income. All bonds mature at face value eventually, so capital growth must be accomplished by compounding interest. Therefore, I concentrate on above average income. We have done this successfully for years. The graph below illustrates this point.


A graph is shown here comparing the 12-month dividend yield of the USAA New York Bond Fund and the Lipper New York Municipal Debt Funds Average from 3/31/92 to 3/31/97. The vertical axis shows the yield and the horizontal axis shows the time period.
The values are:

USAA New York
  Bond Fund            6.30    5.60    5.60    5.70    5.80    5.80

Lipper. New York
  Muni. Debt
  Funds Avg.           6.40    5.70    5.60    5.40    5.10    4.90

The Lipper New York Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 3/31/92 to 3/31/97.

The table below compares the yield of the USAA New York Bond Fund with a taxable equivalent investment.


To Match the New York Bond Fund's Closing 30-Day SEC Yield of 5.42% and:

                                   Assuming a New York State Tax Rate of 7.59%
And a Marginal Federal Tax Rate of:     28%        31%        36%        39.6%
A Fully Taxable Investment Must Pay:  8.15%      8.50%      9.16%        9.71%

                         Assuming a New York State and City Tax Rate of 11.99%
And a Marginal Federal Tax Rate of:     28%        31%        36%        39.6%
A Fully Taxable Investment Must Pay:  8.55%      8.93%      9.62%       10.20%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

I don't ignore changes in the share value in my quest for income. I try to balance the need for income with the need for total return. For the twelve months ended March 31, 1997, the Fund had a total return of 5.89%,(1) while the Lipper New York Municipal Debt Funds Average was 4.82%. This philosophy has served us well for many years. I constantly question it, however. The world changes, and I don't want the Fund to be left behind. I understand that it is your money, and I am merely the steward.

(1) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.


A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31,
1997 for the New York Bond Fund to be:   AAA - 16%, AA - 43%, A - 24%,
BBB - 14% and Cash Equivalents - 3%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.


                                INVESTMENT REVIEW

NEW YORK MONEY MARKET FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1.00 per share.

                                                  3/31/96            3/31/97

  Net Assets................................  $45.6  MILLION      $50.0 MILLION
  Net Asset Value Per Share.................      $1.00               $1.00

Average Annual Total Returns as of 3/31/97
  1 Year..............................................................    3.16%
  5 Years.............................................................    2.80%
  Since inception on October 15, 1990.................................    3.07%
  7-Day Simple Yield on March 31, 1997................................    2.95%


A graph is shown here comparing the 7-day yield of the USAA New York Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free): New York from 3/96 to 3/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 3/25/97, for the USAA New York Money Market Fund is 2.88% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free): New York is 2.67%.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of all major money market fund yields.

                             MESSAGE FROM THE MANAGER


[A PICTURE OF JOHN C. BONNELL, CFA IS HERE]

Interest Rates
The short-term debt markets are heavily influenced by actions taken, or not taken, by the Federal Reserve (the Fed). After lowering the federal funds rate (the rate banks charge each other for overnight loans) .25% on January 31, 1996, the Fed maintained a stable policy for the remainder of 1996. However, an exceptionally strong jobs report in February 1996 was the first of many signs that the economy was growing much faster than originally anticipated. These strong economic indicators and statistics were perceived by many to have the potential of producing inflation. On March 25, 1997, the Fed announced it was increasing the federal funds rate .25% in an attempt to prevent inflation before it became a problem. It is still unclear (as it always is) whether this will be a single move, or one of a series of rate hikes. The volatility in short-term rates is illustrated by the one-year Treasury bill rate which increased more than 1.0% between February and July 1996, before falling approximately .5% by the end of 1996. The first quarter of 1997 brought higher rates once again with the one-year Treasury bill increasing
 .5% to end the quarter at 6.0%, the highest since May 22, 1995.

Strategy
We strive to meet the Fund's objective in any prevailing interest rate environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the Fund. Fixed rate securities lock in rates for a given period of time, and help stabilize the Fund's yield during the periods when there is a large amount of cash in the market relative to supply. Variable rate securities pay interest that adjusts periodically to prevailing market conditions, and also provide liquidity necessary to take advantage of higher yielding securities when opportunities arise. Maintaining an appropriate mix of different types of securities and conducting internal credit research combine to provide a highly competitive return. As part of our stringent selection criteria, we strive to ensure all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending March 31, 1997, your Fund ranked 2 out of 34 New York Money Market Funds according to IBC Financial Data, Inc.(1) The Fund's compounded dividend yield was 3.16%, while the average for the category over the same time period was 2.84%.

(1) IBC Financial Data, Inc. provides independent analyses of trends in the financial services and investing industries, with particular concentration on money market funds.

New York
Preliminary results indicate New York State's financial performance for the fiscal year ending March 31, 1997, was solid with a projected $1.3 billion general fund operating surplus. The State's tax revenues benefited from an improved economy and record earnings on Wall Street. Nevertheless, the chronic inability to enact a timely budget is problematic and detracts from the State's otherwise improved financial position. Once again the state passed legislation appropriating debt service payments prior to finalizing the budget, which demonstrates commitment to bondholders. New York derives strength from its substantial and diverse economic base. Although slower than the nation's, economic growth has recently been visible. In the short-term, the economy is still dealing with many consolidations in the banking industry. However, longer term, New York should benefit from State policies to provide a more competitive economic environment and thereby attract/retain private industry. As always, we continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.


A graph is here showing the growth of $10,000, from 10/15/90 to 3/31/97, invested in the USAA New York Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $12,171.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 17 for a complete listing of the Portfolio of Investments in Securities.


                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
USAA Tax Exempt Fund, Inc.:


We have audited the accompanying statements of assets and liabilities and portfolios of investments in securities of the New York Bond and New York Money Market Funds, separate Funds of USAA Tax Exempt Fund, Inc., as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 7 to the financial statements for each of the years in the five-year period then ended. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We  conducted  our  audits  in  accordance  with  generally   accepted  auditing
standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and
significant estimates made by  management,   as  well  as  evaluating  the
overall   financial   statement presentation.  We believe  that our audits
provide a  reasonable  basis for our opinion.

In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the New York Bond and New York Money Market Funds, separate Funds of USAA Tax Exempt Fund, Inc., as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                 KPMG PEAT MARWICK LLP


San Antonio, Texas
May 9, 1997




Statements of Assets and Liabilities
(In Thousands)

March 31, 1997

                                                                                            New York
                                                                          New York        Money Market
                                                                          Bond Fund           Fund
                                                                          ---------           ----
Assets
   Investments in securities, at market value
      (identified cost of $55,186 and $49,649, respectively)              $ 57,115         $  49,649
   Cash                                                                         70               630
   Receivables:
      Capital shares sold                                                       90               122
      Interest                                                                 903               326
                                                                         ---------         ---------
         Total assets                                                       58,178            50,727
                                                                         ---------         ---------


Liabilities
   Securities purchased                                                       -                  626
   Capital shares redeemed                                                      17                45
   USAA Investment Management Company                                           38                34
   USAA Transfer Agency Company                                                  4                 3
   Accounts payable and accrued expenses                                        20                20
   Dividends on capital shares                                                  64                 3
                                                                          --------         ---------
         Total liabilities                                                     143               731
                                                                          --------         ---------
            Net assets applicable to capital shares outstanding           $ 58,035         $  49,996
                                                                          ========         =========

Represented by:
   Paid-in capital                                                        $ 59,284         $  49,996
   Accumulated net realized loss on investments                             (3,178)            -
   Net unrealized appreciation of investments                                1,929             -
                                                                          --------         ---------
            Net assets applicable to capital shares outstanding           $ 58,035         $  49,996
                                                                          ========         =========
   Capital shares outstanding                                                5,305            49,996
                                                                          ========         =========
   Net asset value, redemption price, and offering price per share        $  10.94         $    1.00
                                                                          ========         =========

See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

March 31, 1997

Fixed Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.



New York Bond Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon       Final         Market
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----

                         Fixed Rate Instruments (95.0%)
               New York
               Dormitory Auth. RB,
  $  1,750        Series 1990A (Devereux Foundation) (CRE)          7.40%      7/01/15(a)    $  1,919
     2,000        Series 1992 (Manhattan College) (CRE)             6.50       7/01/19          2,064
     2,000        Series 1994 (Gurwin Geriatric Center)             7.35       8/01/29          2,214
     2,500        Series 1994B (State Univ. System)                 6.25       5/15/20          2,512
     2,500        Series 1996 (St. John's Health Care)              6.25       2/01/36          2,535
     2,550        Series 1996-2 (City Univ. System)                 6.00       7/01/26          2,481
     2,800        Series 1997 (Lutheran Center) (CRE)               6.05       7/01/26          2,728
     1,650     Environmental Facilities Corp. PCRB,
                  Series 1990B                                      7.50       3/15/11          1,769
     1,970     Groton Community Health Care Facilities RB,
                  Series 1994A                                      7.45       7/15/21          2,177
               Housing Finance Agency,
     2,450        MFH RB, Housing Project, Series 1996A (CRE)       6.13      11/01/20          2,490
     1,910        MFH RB, Secured Mortgage Program,
                  Series 1992E                                      6.75       8/15/25          1,977
     1,000     Local Government Assistance Corp. RB,
                  Series 1993D                                      5.00       4/01/23            860
               Medical Care Facilities Finance Agency RB,
     2,500        Series 1994A (Community General Hospital
                  of Sullivan County)                               6.25       2/15/24          2,430
     1,985        Series 1994A (Hospital and Nursing Home
                  Facilities)                                       6.50       2/15/34          2,036
     2,000        Series 1994A (New York Hospital) (CRE)            6.90       8/15/34          2,177
     2,000        Series 1994E (Mental Health Services)             6.50       8/15/24          2,052
     2,500        Series 1995A (Brookdale Hospital)                 6.85       2/15/17          2,583
     2,500        Series 1995A (Health Center Projects)             6.38      11/15/19          2,587
     6,250     Mortgage Agency RB, Series EE-3                      7.75       4/01/16          6,606
     3,235     New York City Capital Improvement Bonds 34th
                  St. Partnership, Series 1993                      5.50       1/01/14          3,033
     3,000     New York City GO, Series 1995B                       7.25       8/15/19          3,277
     1,000     New York City IDA RB, Series 1997 (YMCA)             5.80%      8/01/16            955
     1,750     New York City Municipal Water Finance RB,
                  Series 1996B                                      5.88       6/15/26          1,703
-------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $53,236)                                    55,165
-------------------------------------------------------------------------------------------------------


                        Variable Rate Demand Note (3.4%)
               New York
     1,950     St. Lawrence County IDA PCRB,
                  Series 1985 (CRE) (cost: $1,950)                  4.00      12/01/07          1,950
-------------------------------------------------------------------------------------------------------

               Total investments (cost: $55,186)                                             $ 57,115
=======================================================================================================


                                   Portfolio Summary By Industry
                                   -----------------------------

                           Nursing Care                                  20.1 %
                           Hospitals                                     12.4
                           Education                                     12.2
                           Single-Family Housing                         11.4
                           Healthcare - Miscellaneous                     8.0
                           Multi-Family Housing                           7.7
                           Special Assessment/Tax/Fee                     6.7
                           General Obligations                            5.6
                           Aluminum                                       3.4
                           Escrowed Securities                            3.3
                           Water Utilities                                3.1
                           Water/Sewer                                    2.9
                           Community Service                              1.6
                                                                         ----
                           Total                                         98.4 %
                                                                         ====


New York Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----

                       Variable Rate Demand Notes (66.5%)
               New York (63.3%)
               Dormitory Auth. RB,
  $  3,700        Series 1994A (CRE)                                3.45%      7/01/24       $  3,700
     2,000        Series 1995 (CRE)                                 3.45       7/01/25          2,000
     1,150     Glens Falls IDA RB, Series 1985 (CRE)                3.30       8/01/05          1,150
               Job Development Auth. Special Purpose Bonds,
       215        Series 1984 C1-C30 (CRE)                          3.55       3/01/99            215
       715        Series 1984 D1-D9 (CRE)                           3.55       3/01/99            715
       620        Series 1984 H1-H11 (CRE)                          3.55       3/01/99            620
     1,200     Local Government Assistance Corp. RB,
                  Series 1995D (CRE)                                3.40       4/01/25          1,200
     2,200     Medical Care Facilities Finance Agency RB,
                  Series 1994A (CRE)                                3.30      11/01/03          2,200
               Monroe County IDA RB,
       450        Series 1985 (CRE)                                 3.50      12/01/00            450
     2,400        Series 1995D (CRE)                                3.35       6/15/16          2,400
     1,000     Nassau County IDA RB, Series 1984 (CRE)              3.40      12/01/99          1,000
     2,100     New York City Housing Development Corp. RB,
                  Series 1993A (CRE)                                3.35       2/01/07          2,100
               New York City IDA RB,
     2,200        Series 1985 (CRE)                                 3.45      12/01/15          2,200
     2,100        Series 1985 (CRE)                                 3.45      12/01/15          2,100
     1,200     Niagara County IDA RB, Series 1994A                  3.90      11/15/24          1,200
       300     North Hempstead Solid Waste Management
                  Auth. RB, Series 1993A (CRE)                      3.45       2/01/12            300
     2,400     Oswego County IDA PCRB, Series 1992                  3.40      12/01/08          2,400
     1,000     Rotterdam IDA RB, Series 1993A (CRE)                 3.30      11/01/09          1,000
       200     St. Lawrence County IDA PCRB,
                  Series 1985 (CRE)                                 4.00      12/01/07            200
     2,000     Suffolk County IDA RB, Series 1992 (CRE)             3.30      12/01/12          2,000
     2,500     Town of Hempstead IDA RB, Series 1997                3.35      12/01/10          2,500
               Puerto Rico (3.2%)
     1,600     Industrial, Tourist, Educational, Medical
                  and Environmental Control Facilities
                  Financing Auth. RB, Series 1995A (CRE)            3.45%      1/01/15          1,600
-------------------------------------------------------------------------------------------------------

               Total variable rate demand notes (cost: $33,250)                                33,250
-------------------------------------------------------------------------------------------------------


                                Put Bonds (7.0%)
               New York
               Energy Research and Development Auth. PCRB,
     1,250        Series 1985B (CRE)                                3.85      10/15/15          1,250
     2,000        Series 1985B (CRE)                                3.60       3/01/16          2,000
       240     Hudson IDA RB, Series 1985 (CRE)                     4.25      12/15/00            240
-------------------------------------------------------------------------------------------------------

               Total put bonds (cost: $3,490)                                                   3,490
-------------------------------------------------------------------------------------------------------


                         Fixed Rate Instruments (25.8%)
               New York
       200     Amsterdam City School District GO,
                  Series 1997 (CRE)                                 4.80       6/15/97            200 (b)
       250     Auburn School District GO, Series 1994A (CRE)        5.25       6/15/97            251
     1,000     Beacon School District GO, Series 1996 (CRE)         5.00       7/15/97          1,003
       450     Brookhaven GO Public Improvement Bonds,
                  Series 1996B (CRE)                                4.60       8/15/97            451
               Campbell-Savona Central School District GO,
       300        Series 1997 (CRE)                                 4.70       6/15/97            301
       425        Series 1997 (CRE)                                 4.50       6/15/97            425 (b)
       279     Carthage Central School District GO,
                  Series 1996 (CRE)                                 4.75       6/15/97            280
       355     Cato-Meridian Central School District GO,
                  Series 1996A (CRE)                                4.70       6/15/97            356
       325     Cheektowaga-Sloan Union Free School
                  District GO, Series 1997 (CRE)                    5.10       6/01/97            326
       360     Chittenango Central School District GO,
                  Series 1996 (CRE)                                 5.10       6/15/97            361
       185     Deposit Central School District GO,
                  Series 1991 (CRE)                                 6.35%      6/15/97            186
               Dormitory Auth. Revenue Notes CP,
       697        Series 1989A (CRE)                                3.65       5/02/97            697
       598        Series 1989A (CRE)                                3.40       5/02/97            598
       210     Elmira Heights Central School District GO,
                  Series 1997 (CRE)                                 4.75       6/15/97            210
     1,000     Erie County GO RAN, Series 1996A (CRE)               4.25       4/17/97          1,000
       261     Fillmore Central School District GO,
                  Series 1996 (CRE)                                 4.90       6/15/97            262
       487     Gorham-Middlesex Central School GO,
                  Series 1997 (CRE)                                 4.25       6/15/97            488
       700     Huntington GO Public Improvement Bonds,
                  Series 1996 (CRE)                                 4.80       7/15/97            701
       430     Lakeland Central School District GO,
                  Series 1996 (CRE)                                 6.00       7/15/97            433
     2,000     New York City GO RAN, Series 1997B (CRE)             4.50       6/30/97          2,004
       660     Niagra Falls City School District GO,
                  Series 1997 (CRE)                                 4.63      11/01/97            663
       655     Ogdensburg City School District GO,
                  Series 1996A (CRE)                                4.00       6/15/97            655
       407     Rome GO Public Improvement Bonds,
                  Series 1996 (CRE)                                 5.10      12/01/97            410
       220     Seaford Union Free School District GO,
                  Series 1996 (CRE)                                 6.50       6/15/97            221
       100     Sweet Home Central School District GO,
                  Series 1994 (CRE)                                 4.75       1/15/98            101
       325     Wayland-Cohocton Central School District GO,
                  Series 1996 (CRE)                                 4.55       6/15/97            326
--------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $12,909)                                    12,909
--------------------------------------------------------------------------------------------------------

               Total investments (cost: $49,649)                                             $ 49,649
========================================================================================================


                               Portfolio Summary By Industry
                               -----------------------------
                  General Obligations                                  16.6%
                  Education                                            12.9
                  Nursing Care                                         11.4
                  Buildings                                            11.1
                  Hotel/Motel                                           8.6
                  Resource Recovery                                     8.0
                  Electric Power                                        7.4
                  Tobacco                                               4.8
                  Hospitals                                             4.4
                  Multi-Family Housing                                  4.2
                  Community Service                                     4.0
                  Finance - Municipal                                   2.6
                  Sales Tax Obligations                                 2.4
                  Manufacturing - Diversified Industries                 .5
                  Aluminum                                               .4
                                                                       ----
                  Total                                                99.3%
                                                                       ====



Notes to Portfolios of Investments in Securities


March 31, 1997


General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
         CP       Commercial Paper
         CRE      Credit Enhanced
         GO       General Obligation
         IDA      Industrial Development Authority/Agency
         MFH      Multi-Family Housing
         PCRB     Pollution Control Revenue Bond
         RAN      Revenue Anticipation Notes
         RB       Revenue Bond

Specific Notes
(a) Prerefunded to various dates prior to maturity at the call price.

(b) At March 31, 1997, the cost of securities purchased on a delayed delivery basis for the New York Money Market Fund was $625,799.


See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Year ended March 31, 1997


                                                                                        New York
                                                                      New York        Money Market
                                                                      Bond Fund           Fund
                                                                      ---------           ----

Net investment income:
   Interest income                                                     $ 3,517           $ 1,694
                                                                       -------           -------
   Expenses:
      Management fees                                                      248               209
      Transfer agent's fees                                                 45                35
      Custodian's fees                                                      39                40
      Postage                                                                3                 4
      Shareholder reporting fees                                             3                 4
      Directors' fees                                                        4                 4
      Registration fees                                                   -                    2
      Audit fees                                                            12                12
      Legal fees                                                             6                 6
      Other                                                                  5                 5
                                                                       -------           -------
         Total expenses before reimbursement                               365               321
      Expenses reimbursed                                                  (86)              (86)
                                                                       -------           -------
         Total expenses after reimbursement                                279               235
                                                                       -------           -------
            Net investment income                                        3,238             1,459
                                                                       -------           -------

Net realized and unrealized gain (loss) on investments:
      Net realized loss                                                   (437)             -
      Change in net unrealized appreciation/depreciation                   345              -
                                                                       -------           -------
         Net realized and unrealized loss                                  (92)             -
                                                                       -------           -------
Increase in net assets resulting from operations                       $ 3,146           $ 1,459
                                                                       =======           =======


See accompanying notes to financial statements.


Statements of Changes in Net Assets
(In Thousands)

Years ended March 31,

                                                                                        New York
                                                           New York                   Money Market
                                                           Bond Fund                      Fund
                                                           ---------                      ----

                                                      1997         1996            1997          1996
                                                      ----         ----            ----          ----
From operations:
   Net investment income                           $   3,238     $  3,049      $   1,459     $    1,170
   Net realized gain (loss) on investments              (437)         658            -             -
   Change in net unrealized appreciation/
      depreciation of investments                        345          190            -             -
                                                   ---------     --------      ---------     ----------
      Increase in net assets resulting from
         operations                                    3,146        3,897          1,459          1,170
                                                   ---------     --------      ---------     ----------
Distributions to shareholders from:
   Net investment income                              (3,238)      (3,049)        (1,459)        (1,170)
                                                   ---------     --------      ---------     ----------

From capital share transactions:
   Proceeds from shares sold                          11,430       14,008         53,699         51,173
   Shares issued for dividends reinvested              2,480        2,362          1,404          1,120
   Cost of shares redeemed                            (9,770)     (13,738)       (50,661)       (34,264)
                                                   ---------     --------      ---------     ----------

      Increase in net assets from
         capital share transactions                    4,140        2,632          4,442         18,029
                                                   ---------     --------      ---------     ----------
Net increase in net assets                             4,048        3,480          4,442         18,029
Net assets:
   Beginning of period                                53,987       50,507         45,554         27,525
                                                   ---------     --------      ---------     ----------
   End of period                                   $  58,035     $ 53,987      $  49,996     $   45,554
                                                   =========     ========      =========     ==========

Change in shares outstanding:
   Shares sold                                         1,041        1,269         53,699         51,173
   Shares issued for dividends reinvested                226          214          1,404          1,120
   Shares redeemed                                      (891)      (1,244)       (50,661)       (34,264)
                                                   ---------     --------       --------     ----------
      Increase in shares outstanding                     376          239          4,442         18,029
                                                   =========     ========       ========     ==========
Authorized shares of $.01 par value                   25,000       25,000        100,000        100,000
                                                   =========     ========       ========     ==========


See accompanying notes to financial statements.


Notes to Financial Statements


March 31, 1997


(1)   Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the New York Bond Fund and New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the New York Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at March 31, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1997, the New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $3,178,000 which, if not offset by subsequent capital gains will expire between 2003-2005. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The Funds completed their fiscal year on March 31, 1997. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal, New York state, and New York City income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1997.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the year ended March 31, 1997 for the New York Bond Fund were $23,651,219 and $22,546,897, respectively. Purchases and sales/maturities of securities for the year ended March 31, 1997 for the New York Money Market Fund were $123,099,203 and $118,855,000, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 1997 for the New York Bond Fund was $2,176,188 and $247,859, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.


New York Bond Fund

March 31, 1997

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                                            Year Ended March 31,
                                     -----------------------------------------------------------------

                                        1997          1996          1995          1994           1993
                                        ----          ----          ----          ----           ----
Net asset value at
   beginning of period               $   10.95     $   10.77      $  10.83      $  11.62     $   10.94
Net investment income                      .64           .63           .62           .62           .65
Net realized and
   unrealized gain (loss)                 (.01)          .18          (.06)         (.50)          .80
Distributions from net
   investment income                      (.64)         (.63)         (.62)         (.62)         (.65)
Distributions of realized
   capital gains                         -             -            -               (.29)         (.12)
                                     ---------     ---------      --------      --------     ---------
Net asset value at
   end of period                     $   10.94     $   10.95      $  10.77      $  10.83     $   11.62
                                     =========     =========      ========      ========     =========

Total return (%) *                        5.89          7.67          5.42           .68         13.74
Net assets at end
   of period (000)                   $  58,035     $  53,987      $ 50,507      $ 56,912     $  48,925
Ratio of expenses to
   average net assets (%)                  .50(a)        .50(a)        .50(a)        .50(a)        .50(a)
Ratio of net investment
   income to average
   net assets (%)                         5.83(a)       5.75(a)       5.83(a)       5.24(a)       5.79(a)
Portfolio turnover (%)                   41.42         74.80         74.74        124.40        107.12


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.
    Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)                  .66           .69           .71           .69           .80
Ratio of net investment
   income to average
   net assets (%)                         5.67          5.56          5.62          5.05          5.49


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.



New York Money Market Fund

March 31, 1997


(7)   Financial Highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:

                                                            Year Ended March 31,
                                       -------------------------------------------------------------

                                       1997          1996           1995         1994           1993
                                       ----          ----           ----         ----           ----
Net asset value at
   beginning of period              $   1.00      $    1.00      $    1.00     $   1.00      $    1.00
Net investment income                    .03            .04            .03          .02            .03
Distributions from net
   investment income                    (.03)          (.04)          (.03)        (.02)          (.03)
                                    --------      ---------      ---------     --------      ---------
Net asset value at
   end of period                    $   1.00      $    1.00      $    1.00     $   1.00      $    1.00
                                    ========      =========      =========     ========      =========

Total return (%) *                      3.16           3.56           2.76         2.00           2.51
Net assets at end
   of period (000)                  $ 49,996      $  45,554      $  27,525     $ 24,513      $  19,428
Ratio of expenses to
   average net assets (%)                .50 (a)        .50(a)         .50(a)       .50 (a)        .50(a)
Ratio of net investment
   income to average
   net assets (%)                       3.12 (a)       3.47(a)        2.74(a)      1.98 (a)       2.46(a)

(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.
    Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)                .69            .78            .85          .98           1.06
Ratio of net investment
   income to average
   net assets (%)                       2.93           3.19           2.39         1.50           1.90


  * Assumes reinvestment of all dividend income distributions during the period.